UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2023

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

18455 S. Figueroa Street
Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2023, certain executive officers of the Faraday Future Intelligent Electric Inc. (the “Company”), including Future Global CEO Matthias Aydt, Founder & Chief Product and Ecosystem Officer YT Jia, Current Global CEO and Future EVP of Global Industrialization & China CEO XF Chen, Interim CFO Jonathan Maroko and Chief Accounting Officer Yun Han, and Executive Vice President, Head of Use Ecosystem Chui Tin Mok, entered into Salary Deduction and Stock Purchase Agreements (collectively, the “Purchase Agreement”) with the Company. Under the Purchase Agreement, on each payroll date after the receipt of stockholder approval of the Purchase Agreement, the officer has agreed to authorize the Company to deduct 50% of the officer’s after-tax base salary. This deducted amount will be used to purchase a number of shares of the Company’s common stock determined using the VWAP (as defined in the Purchase Agreement) of the Company’s Class A common stock per share on the applicable payroll date. Pursuant to the Purchase Agreement, the officer may decrease the amount of the deduction upon notice to the Company’s board of directors. The Company intends to sell these shares of common stock in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended. The Purchase Agreement is subject to approval by the Company’s stockholders in accordance with Nasdaq Listing Rule 5635(c).

The foregoing description of the Purchase Agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the form of Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On September 21, 2023, the Company issued a press release related to the matters described in Item 5.02. A copy of the press release is included as Exhibit 99.1 and incorporated herein by reference. The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
10.1	Form of Salary Deduction and Stock Purchase Agreement
99.1	Press Release of the Company, dated September 21, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: September 21, 2023	By:	/s/ Jonathan Maroko
	Name:	Jonathan Maroko
	Title:	Interim Chief Financial Officer

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